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                                                                   EXHIBIT 4.1


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
                                  [LENNOX LOGO]                                                             COMMON STOCK
                                  LENNOX INTERNATIONAL INC.                                           PAR VALUE $.01 PER SHARE
                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                                                 THIS CERTIFICATES TRANSFERABLE IN
                                                                                                 NEW YORK, NY OR RIDGEFIELD PARK, NJ

                                                                                                           CUSIP 526107 10 7
          NUMBER
           LC
                                                                                                          SEE REVERSE FOR
                                                                                                         CERTAIN DEFINITIONS
This Certifies that
                                                                                                               SHARES


is the owner of


                                     FULLY-PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF


Lennox International Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the
Registrar.

        In Witness Whereof, said Corporation has caused the Certificate to be signed in facsimile by its duly authorized officers and its Corporate Seal to be affixed in facsimile.



[SEAL]                                                                             DATED:

/s/ JOHN W. NORRIS, JR.

                                                                                COUNTERSIGNED AND REGISTERED
CHAIRMAN OF THE BOARD                                                           ChaseMellon Shareholder Services, L.L.C.
                                                                                               TRANSFER AGENT
                                                                                                AND REGISTRAR,
/s/ CARL E. EDWARDS, JR.                                                        BY

  SECRETARY

                                                                                    AUTHORIZED SIGNATURE
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                           LENNOX INTERNATIONAL INC.

        THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            Under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used though not in the above list.


For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________,
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________________



                                        X_______________________________________
                                                       (SIGNATURE)
            NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER                     X_______________________________________
                                                       (SIGNATURE)




                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.



                                        SIGNATURE(S) GUARANTEED BY: